Exhibit 24.1


                    CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Netfran Development Corp. of our report dated March 4, 2004 concerning the financial statements of Netfran Development Corp. which appears in the Annual Report on Form 10-KSB of Netfran Development Corp. for the year ended December 31, 2003.



                                                  /s/ McClain & Company, L.C.
                                                      ------------------------
                                                      McClain & Company, L.C.

                                                      Miami, Florida

January 25, 2005